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                                  EXHIBIT 99.1


NEWS
[LOGO]


VERITAS Software
1600 Plymouth Street
Mountain View, CA 94043
650.335.8000


FOR IMMEDIATE RELEASE

             VERITAS SOFTWARE REPORTS RECORD SECOND QUARTER RESULTS

          Pro forma earnings exceed 100% growth and revenue expands 70%

MOUNTAIN VIEW, CALIF. -- JULY 15, 1999 - VERITAS(R) Software Corporation (Nasdaq: VRTS), the industry's leading enterprise-class application storage management software provider, today announced record financial results for its second quarter ended June 30, 1999. During the quarter, the Company successfully completed its mergers with Seagate Software NSMG and TeleBackup Systems. On a pro forma basis, which includes the operating results of Seagate Software NSMG and TeleBackup Systems for the full quarter in both periods, the Company achieved second quarter revenue of $155.7 million, an increase of 70% over last year's second quarter revenue of $91.6 million. Pro forma net earnings, excluding one-time charges and purchase accounting amortization, increased to $29.2 million from $14.5 million for the prior year, a 102% increase. Diluted pro forma earnings per share for the second quarter was $0.16, reflecting the two-for-one stock split effected July 9, 1999, a 100% increase from $0.08 for the same period last year. The Company's pro forma operating margin increased to 28% for the second quarter as compared with an operating margin of 24% for the same quarter last year. All prior share and per share amounts have been restated to reflect the two-for-one stock split.

The Company's as-reported revenue for the second quarter, including one month of operating results for Seagate Software NSMG and TeleBackup Systems, was $114.6 million, compared with $48.1 million for the same period last year. For the second quarter, the Company reported a net loss of $162.3 million, or $1.33 per share, compared with net income of $8.5 million, or $0.08 per share on a diluted basis, for the prior year. Included in the current period's net loss are one-time charges of $103.1 million for the write-off of in-process research and development and $11.0 million for merger and restructuring costs. Also included was $76.6 million for purchase accounting amortization.

"With the successful completion of the Seagate Software NSMG and TeleBackup Systems mergers VERITAS emerges as the largest and most potent force in the storage management and



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high availability software sectors," said Mark Leslie, chairman and CEO of
VERITAS Software. "I am pleased with the results for the second quarter which were outstanding by any financial measure and, most importantly, the pro forma results proved accretive right out-of-the-box."

On a pro forma basis for the six-month periods ended June 30, 1999 and 1998, the Company had revenue of $290.5 million and $178.9 million, respectively, a 62% year-over-year increase. Pro forma net earnings increased to $56.2 million from $28.7 million in the prior period, a 96% increase. Pro forma diluted earnings per share was $0.31, compared with $0.16 for the same period last year, a 94% increase.

To better facilitate the financial reporting, the Company has added an additional financial table to this earnings release: "Pro forma Statements of Operations."


ABOUT VERITAS SOFTWARE

For enterprise customers who demand the continuous availability of business critical information, VERITAS Software Corporation (Nasdaq:VRTS), the industry's leading enterprise-class application storage management software provider, ensures information availability from business-critical applications by delivering integrated, cross-platform storage management software solutions. The Company's products enable Business Without Interruption(TM) and are designed to protect, access and manage business-critical application information. VERITAS Software products are delivered through a global end user sales force and a worldwide network of enterprise VARs, resellers and OEM partners. The Company's corporate headquarters is located at 1600 Plymouth Street, Mountain View, CA 94043. Telephone: (650) 335-8000. Fax: (650) 335-8050. Email:
vx-sales@veritas.com. WWW site: http://www.veritas.com/.

This press release may include estimates and forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and 21E of the Securities and Exchange Act of 1934. These forward-looking statements involve a number of risks and uncertainties, including the timely development and market acceptance of products and VERITAS' ability to appropriately distribute its products, that could cause actual results the Company achieves to differ materially from such forward-looking statements. For more information regarding potential risks see the "Risk Factors" section of our most recent reports on Form 10-K and Form 10-Q on file with the SEC.

VERITAS is a registered trademark of VERITAS Software Corporation in the US and other countries. The VERITAS logo and Business Without Interruption are trademarks of VERITAS Software Corporation in the US and other countries. Other product names mentioned herein may be trademarks and/or registered trademarks of their respective companies.



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                          VERITAS SOFTWARE CORPORATION
                       PRO FORMA STATEMENTS OF OPERATIONS
                                    Unaudited
                      (In thousands, except per share data)

                                            Three Months Ended           Six Months Ended
                                                 June 30,                    June 30,
                                          ----------------------      ----------------------
                                            1999          1998          1999          1998
                                          --------      --------      --------      --------
Net revenue:
  User license fees                       $134,572      $ 79,308      $253,183      $155,625
  Services                                  21,166        12,312        37,284        23,303
                                          --------      --------      --------      --------

     Total net revenue                     155,738        91,620       290,467       178,928
Cost of revenue:
  User license fees                          7,212         5,971        13,456        11,995
  Services                                   6,568         5,480        13,192        10,476
                                          --------      --------      --------      --------
     Total cost of revenue                  13,780        11,451        26,648        22,471
                                          --------      --------      --------      --------

Gross profit                               141,958        80,169       263,819       156,457
Operating expenses:
  Selling and marketing                     60,539        33,899       110,036        64,939
  Research and development                  27,099        17,261        50,554        33,374
  General and administrative                10,408         7,407        18,809        15,087
                                          --------      --------      --------      --------
    Total operating
    expenses                                98,046        58,567       179,399       113,400
                                          --------      --------      --------      --------
Income from operations                      43,912        21,602        84,420        43,057
Other income, net                            1,757         1,411         3,388         2,535
                                          --------      --------      --------      --------
Income before income taxes                  45,669        23,013        87,808        45,592
Provision for income taxes                  16,441         8,515        31,611        16,869
                                          --------      --------      --------      --------
Pro forma net income                      $ 29,228      $ 14,498      $ 56,197      $ 28,723
                                          ========      ========      ========      ========
Pro forma net income
per share \226 basic(1)                   $   0.17      $   0.09      $   0.33      $   0.17
                                          ========      ========      ========      ========

Pro forma net income
 per share \226 diluted(1)                $   0.16      $   0.08      $   0.31      $   0.16
                                          ========      ========      ========      ========
Shares used in per
 share calculation \226
 basic(1)                                  168,932       165,913       168,383       165,482
                                          ========      ========      ========      ========

Shares used in per
 share calculation \226
 diluted(1)                                184,113       179,937       183,606       179,305
                                          ========      ========      ========      ========

(1) Share and per share data applicable to prior periods has been restated to give retroactive effect to a 2-for-1 stock split in the form of a stock dividend effected in July 1999.

The pro forma statement of operations is intended to present the



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Company's operating results excluding purchase accounting adjustments but including the results of NSMG and Telebackup assuming the companies had been combined at the beginning of the three and six month period end June 30, 1999 and 1998, respectively. Such purchase accounting adjustments would include amortization of developed technology, amortization of goodwill and intangibles, restructuring and other merger costs, in-process research and development costs, and related adjustments for income tax provision.



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                          VERITAS SOFTWARE CORPORATION
                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                    Unaudited
                      (In thousands, except per share data)

                                        Three Months Ended            Six Months Ended
                                             June 30,                      June 30,
                                     ------------------------      ------------------------
                                        1999           1998          1999            1998
                                     ---------       --------      ---------       --------
Net revenue:
  User license fees                  $  93,296       $ 38,337      $ 149,082       $ 69,026
  Services                              21,352          9,776         37,470         18,169
                                     ---------       --------      ---------       --------
     Total net revenue                 114,648         48,113        186,552         87,195
Cost of revenue:

  User license fees                      2,827          3,130          4,782          5,096
  Services                               8,254          4,792         14,781          9,292
  Amortization of
  developed technology                   5,006             --          5,006             --
                                     ---------       --------      ---------       --------
     Total cost of
     revenue                            16,087          7,922         24,569         14,388
                                     ---------       --------      ---------       --------
Gross profit                            98,561         40,191        161,983         72,807
Operating expenses:

  Selling and marketing                 44,572         16,950         71,395         30,009
  Research and
  development                           20,550          8,948         34,366         16,497
  General and
  administrative                         7,122          2,242         10,411          4,412
  Amortization of
  goodwill and other
  intangibles                           71,557             --         71,557             --
  In-process research
  and development                      103,100          2,250        103,100          2,250
  Merger and
  restructuring costs                   11,000             --         11,000             --
                                     ---------       --------      ---------       --------
     Total operating
     expenses                          257,901         30,390        301,829         53,168
                                     ---------       --------      ---------       --------
Income (loss) from
 operations                           (159,340)         9,801       (139,846)        19,639
Other income, net                        1,739          1,438          3,337          2,703
                                     ---------       --------      ---------       --------
Income (loss) before
 income taxes                         (157,601)        11,239       (136,509)        22,342
Provision for income
 taxes                                   4,728          2,698         12,237          4,746
                                     ---------       --------      ---------       --------
Net income (loss)                    $(162,329)      $  8,541      $(148,746)      $ 17,596
                                     =========       ========      =========       ========
Net income (loss) per
 share - basic(1)                    $   (1.33)      $   0.09      $   (1.36)      $   0.19
                                     =========       ========      =========       ========
Net income (loss) per
 share - diluted(1)                  $   (1.33)      $   0.08      $   (1.36)      $   0.17
                                     =========       ========      =========       ========




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
                                        Three Months Ended            Six Months Ended
                                             June 30,                      June 30,
                                     ------------------------      ------------------------
                                        1999           1998          1999            1998
                                     ---------       --------      ---------       --------
Shares used in per
 share calculation
 - basic(1)                            122,430         93,724        109,108         93,293
                                     =========       ========      =========       ========
Shares used in per
 share calculation
 - diluted(1)                          122,430        102,709        109,108        102,302
                                     =========       ========      =========       ========


(1) Share and per share data applicable to prior periods has been restated to give retroactive effect to a 2-for-1 stock split in the form of a stock dividend effected in July 1999.



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                          VERITAS SOFTWARE CORPORATION
                      CONDENSED CONSOLIDATED BALANCE SHEETS
                                 (In thousands)

                                                      June 30,       December 31,
                                                        1999             1998
                                                     ----------      ------------
                                                     (Unaudited)
                                     ASSETS

Current assets:

  Cash and short-term investments                    $  236,087        $211,126
  Accounts receivable, net                               59,487          52,697
  Other receivable                                       20,975              --
  Deferred income taxes                                  10,435           4,272
  Other current assets                                   15,546           9,237
                                                     ----------        --------
     Total current assets                               342,530         277,332

Long-term investments                                    52,234          31,925
Property and equipment                                   57,750          26,518
Goodwill and other intangibles                        3,601,709              --
Deferred income taxes                                        --           7,928
Other assets                                              4,185           5,414
                                                     ==========        ========
     Total assets                                    $4,058,408        $349,117
                                                     ==========        ========

                      LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

  Accounts payable                                   $   10,211        $  4,958
  Accrued compensation and benefits                      20,377          11,267
  Accrued acquisition and restructuring costs            32,039             478
  Other accrued liabilities                              23,705          10,718
  Income taxes payable                                   21,207          13,424
  Customer advances                                      10,917              --
  Deferred revenue                                       62,749          37,645
                                                     ----------        --------
     Total current liabilities                          181,205          78,490
Non-current liabilities:

  Convertible subordinated notes                        100,000         100,000
  Deferred income taxes                                 181,280              --
  Other non-current liabilities                             739             773
                                                     ----------        --------
     Total non-current liabilities                      282,019         100,773
Stockholders' equity                                  3,595,184         169,854
                                                     ==========        ========
     Total liabilities and stockholders'
     equity                                          $4,058,408        $349,117
                                                     ==========        ========



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FOR FURTHER INFORMATION CONTACT:
Ken Lonchar
Senior Vice President and CFO
VERITAS Software
Telephone: (650) 526-2501
Email:  ken.lonchar@veritas.com

Dave Galiotto
Vice President of Finance/Investor Relations
VERITAS Software
Telephone: (650) 318-4047
Email:dave.galiotto@veritas.com

Erin Jones
Public Relations Director
VERITAS Software
Telephone: (805) 783-4528
Email:  erin.jones@veritas.com